Exhibit 10.12.6

Amendment No. 6

to the

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 6th September 2017

Between

LONZA SALES AG

and

DENALI THERAPEUTICS lNC.

THIS Amendment is made the 8th day of December, 2020

BETWEEN

LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland ("Lonza");

LONZA AG of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland; and

DENALI THERAPEUTICS INC., of 161 Oyster Point Blvd, 2nd Floor, South San Francisco, CA 94080, U.S.A ("Customer").

WHEREAS
A.    Customer and Lonza are parties to a Development and Manufacturing Services Agreement dated 6th September 2017, as amended (the “Agreement”); and
B.    The Parties have agreed that certain of the Services shall be performed in Lonza’s facility in Visp, Switzerland and accordingly the Parties now wish to amend the terms of the Agreement.

NOW THEREFORE in consideration of the mutual promises and covenants contained herein and other good and valuable consideration the sufficiency of which is acknowledged, it is hereby agreed by and between the parties to amend the Agreement as follows:

1.    Lonza AG.

1.1Lonza AG shall be joined as a Party to the Agreement independently accountable for the performance of the Services performed or to be performed by Lonza in Switzerland. Lonza Sales AG shall have no responsibility with respect to the performance of Services by Lonza AG and Lonza AG shall under no circumstance be deemed a subcontractor of Lonza Sales AG. Lonza AG shall have no responsibility with respect to the performance of Services by Lonza Sales AG and Lonza Sales AG shall under no circumstance be deemed a subcontractor of Lonza AG.

1.2“Lonza” shall refer to Lonza Sales AG for those Services performed outside of Switzerland and “Lonza AG” for those Services performed in Switzerland and shall refer to both Lonza Sales AG and Lonza AG as the context dictates.

1.3A new Clause 2.1A shall be added to the Agreement with the following wording:

2.1ANotwithstanding anything set forth in this Agreement, Services to be performed in Visp, Basel or at another location in Switzerland shall be performed independently and under its own legal and commercial responsibility by Lonza AG, provided, however, that such performance by Lonza AG shall always be subject to the terms and conditions of this Agreement. [***].

1.4A new Clause 9.1A of the Agreement is hereby inserted into the Agreement as follows:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

9.1AInvoices. Invoices in respect of Services to be performed by Lonza in Switzerland shall be issued by, and payable to, Lonza AG.

1.5The Parties on Page 3 shall be amended to include the following:

LONZA AG of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland; and

2.Services to be Performed in Visp, Switzerland. The Parties have agreed that the DNL-310 programme is to be transferred to Lonza’s facility in Visp, Switzerland. As a result the following changes shall hereby be made to the Agreement:
2.1The definition of “Facility” shall be deleted and replaced with the following:
“Facility”    means Lonza’s manufacturing facilities in Slough (UK), Cambridge (UK), Basel (Switzerland), Stein (Switzerland), Visp (Switzerland), Singapore, or other Lonza cGMP facility.
2.2A new Clause 9.10 shall be inserted into the Agreement as follows:
9.10In respect of the Services to be performed by Lonza in the Facility in Visp, Customer shall pay for all Capital Equipment required (estimated (for information only) [***] (the “Visp Capital Equipment”). [***]. Unless otherwise agreed, all and any Visp Capital Equipment purchased for the performance of the Services pursuant to the applicable Project Plan shall be owned outright by Lonza and shall be maintained by Lonza throughout the term of the applicable Project Plan. If during the applicable Project Plan Lonza wishes to utilize the Visp Capital Equipment for a customer other than Customer, the Parties shall agree a mutually acceptable fee or reimbursement to be paid to Customer to reflect the use of the Visp Capital Equipment by such other customer.

2.3A new Clause 7.4.3A shall be inserted into the Agreement as follows:
7.4.3AThe first [***] cGMP Batch(es) to be manufactured in Visp (where written notice of cancellation is issued [***].
(a)In the event that [***] Customer provides written notice of cancellation to Lonza of either or both of the first [***] cGMP Batches to be manufactured at the Facility in Visp, then Customer shall pay a Cancellation Fee of [***] of the Batch Price of each such Batch cancelled;
(b)in the event that Customer provides written notice of cancellation to Lonza [***] of either or both of the first [***] cGMP Batches (or any other cGMP Batches) to be manufactured at the Facility in Visp, the terms of Clause 7.4.3 shall apply.

2.4A new Clause 7.4.3B shall be inserted into the Agreement as follows:

7.4.3BEngineering Batch(es).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

In the event that Customer provides written notice of cancellation to Lonza at any time of one or more Engineering Batch, then Customer shall pay a Cancellation Fee calculated as follows:
(a)in the event that Customer provides written notice of cancellation to Lonza [***] of an Engineering Batch, then [***] of the Batch Price of each such Engineering Batch cancelled is payable;
(b)    in the event that Customer provides written notice of cancellation to Lonza [***] of an Engineering Batch, then Customer shall pay a Cancellation Fee calculated as follows:
(i)    in the event that Customer provides written notice of cancellation to Lonza less than or equal to [***] prior to the Commencement Date of one or more Engineering Batches to be cancelled, then [***] of the Batch Price of each such Engineering Batch(es) cancelled is payable;
(ii)    in the event that Customer provides written notice of cancellation to Lonza more than [***] but less than or equal to [***] prior to the Commencement Date of one or more Engineering Batches to be cancelled, then [***] of the Batch Price of each such Engineering Batch(es) cancelled is payable; and
(iii)    in the event Customer provides written notice of cancellation more than [***] prior to the Commencement Date of an Engineering Batch(es), then no Cancellation Fee is payable.
2.5Clause 9.7.1 shall be deleted and replaced by the following:
9.7.1Not more than once per [***] and with effect from [***], Lonza may adjust Prices in accordance with:
(a)for Services performed in UK and Batches manufactured in the UK the higher of: (i) the [***] as published by the [***] (or any successor index) based upon any change in the index from the previous calendar year; or (ii) [***];

(b)for Services performed in Switzerland and Batches manufactured in Switzerland the higher of: (i) [***] (or any successor index) based upon any change in the index from the previous calendar year; or (ii) [***];
The new Price reflecting such Price adjustment shall not affect the Price for any Binding Purchase Orders already placed under 7.2.1 or 7.2.2 by Customer and shall be effective for any Services and/or Batch for which the Commencement Date is on or after the date of Lonza’s notice to Customer of the Price adjustment, and for all Cell Bank Storage provided after such notification date.

2.6A new Clause 2.2A shall be inserted into the Agreement as follows:
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.2AEngineering Batches. It is agreed that Lonza shall manufacture at least [***] of the applicable Product at the Visp Facility before commencement of any cGMP Batch of such Product. Lonza shall not [***]. Customer shall pay for each of the Engineering Batches, and Customer shall have the right to make whatever use of any Engineering Batches as it shall determine in compliance with Applicable Laws, provided that Customer shall not use any Engineering Batches for human use unless the Engineering Batch is found to meet Specifications and to have been made in accordance with cGMP and such use is also permissible under Applicable Laws. Lonza makes no warranty that [***].

3Clause 12.5 shall be amended by the insertion of the following additional sentence:

For the avoidance of doubt this limitation of liability shall be an aggregate limitation of liability which is shared between Lonza and all of its Affiliates (including Lonza AG and Lonza Sales AG), and there shall not be a separate limit of liability for each separate Lonza entity.

4A new Clause 15.2 shall be inserted into the Agreement as follows (and the existing Clauses 15.2 and 15.3 shall be renumbered as 15.3 and 15.4 respectively):

15.2The Parties acknowledge that the COVID-19 virus is currently causing global disruption, and that there is a significant risk that Lonza’s performance under this Agreement may be affected by consequences of the COVID-19 virus, including but not limited to any measures taken by authorities, and/or the availability of human resources and Raw Materials, and that any such event shall be deemed a Force Majeure event.

5A new Project Plan 4 as set out in the Annex 1 to this Amendment shall be inserted into the Agreement as Annex A-4.

6Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the Parties have caused this Amendment to be executed by their representatives thereunto duly authorised as of the day and year first written.
[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Signed for and on behalf of	...................................................
LONZA SALES AG	...................................................TITLE

Signed for and on behalf of	...................................................
LONZA SALES AG	...................................................TITLE

Signed for and on behalf of	...................................................
LONZA AG	...................................................TITLE

Signed for and on behalf of	...................................................
LONZA AG	...................................................TITLE

Signed for and on behalf of	...................................................
DENALI THERAPEUTICS INC.	...................................................TITLE

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.